UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2020

CCF HOLDINGS LLC

(Exact name of registrant as specified in its charter)

Delaware	333-231069	83-2704255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5165 Emerald Parkway, Suite 100
Dublin OH 43017
(Address of principal executive offices) (Zip code)

800-837-0381
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities Registered pursuant to Section 12(b) of the Act: none

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)  Resignation of Previous Independent Registered Public Accounting Firm.

On June 8, 2020, CCF Holdings LLC (“CCF” or the “Company”), the successor to Community Choice Financial Inc. (“CCFI”), received notice from its registered public accounting firm, RSM US LLP (“RSM”), that RSM resigned effective immediately. Subsequently, on June 10, 2020, CCF received an additional letter from RSM with respect to its resignation (together with the June 8, 2020 letter, the “Resignation Letters”). RSM’s resignation was not due to any reason related to CCF’s (or CCFI’s) financial reporting or accounting operations, policies or practices. In the Resignation Letters, RSM stated it had discovered that its independence had been impaired because funds which are indirectly affiliated with CCF are held by certain entities controlled by RSM and because RSM Wealth Management, LLC, a wholly-owned subsidiary of RSM, has also been advising clients on investments in funds indirectly affiliated with CCF. Such activities are inconsistent with Securities and Exchange Commission (the “SEC”) rules regarding independence. Prior to such discovery and notice by RSM, CCF was not aware of any issues relating to RSM’s independence, including those described in the Resignation Letters, and CCF believes that the matters giving rise to the independence issues did not compromise RSM’s integrity or objectivity with respect to its audit reports.  RSM has not indicated to CCF that any of the professionals engaged in the audit of CCF were aware of the impairment of RSM’s independence during the period of professional engagement to audit. CCF is not aware of any reason that the previously filed financial statements of CCF and CCFI, as applicable, for the year ended December 31, 2019 and from December 13, 2018 (inception of CCF) through December 31, 2018 (CCF) and for the period from January 1, 2018 through December 12, 2018 (CCFI) or the interim periods of CCF ended March 31, 2019, June 30, 2019, September 30, 2019 and March 31, 2020 will be impacted in any material way upon any re-audit or re-review, as applicable, by new independent accountants.

The Company’s management continues to believe that the financial statements of CCF and CCFI, as applicable, covering the referenced periods fairly present, in all material respects, the financial condition and results of operations of CCF and CCFI, as applicable, as of the end of and for the referenced periods and that CCF’s internal control over financial reporting was effective during these periods. Further, other than with respect to the independence matters identified in the Resignation Letters, over the past 13 years in which RSM (or its predecessor) has audited the financial statements of CCF or CCFI, neither RSM nor any predecessor of RSM has brought any material matter to CCF’s or CCFI’s attention that would affect CCF’s financial statements (or those of CCFI) or internal control over the financial reporting of CCF or CCFI.

The audit reports of RSM on the financial statements of CCF and CCFI for the year ended December 31, 2019 and for the periods from December 13, 2018 (inception of CCF) through December 31, 2018 (CCF) and for the period from January 1, 2018 through December 12, 2018 (CCFI) each contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. As described under Item 4.02(b) below, such reports should no longer be relied upon. The interim financial statements of CCFI during the year ended December 31, 2018 are not implicated in the Resignation Letters.

During the two fiscal years ended December 31, 2019 and December 31, 2018 and during the interim periods ended March 31, June 30 and September 30, 2019 and March 31, 2020, (i) there were no disagreements between CCF or CCFI and RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to RSM’s satisfaction, would have caused RSM to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

CCF has provided RSM with a copy of the disclosure set forth in this Item 4.01 of this Current Report on Form 8-K prior to filing with the SEC and requested that RSM furnish CCF with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, each as required by SEC rules. A copy of RSM’s letter, dated June 11, 2020, stating its agreement with the above statements is attached hereto as Exhibit 16.1. Copies of RSM’s  Resignation Letters, dated June 8, 2020 and June 10, 2020, respectively, are attached hereto as Exhibits 99.1 and 99.2.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(b)  Non-Reliance on Previously Issued Audit Report.

The information contained in Item 4.01(a) of this report is incorporated herein by reference.

As a result of the independence matter as described in Item 4.01(a) of this report, RSM stated it had concluded that its independence had been impaired and that reliance should no longer be placed on (i) the audit report of RSM, dated March 12, 2020, relating to the 2019 and 2018 financial statements of CCF and CCFI, as applicable, included in CCF’s Annual Report on Form 10-K for the year ended December 31, 2019, (ii) the audit report of RSM, dated April 7, 2019, relating to the financial statements of CCF and CCFI, as applicable, for the period December 13, 2018 (inception of CCF) through December 31, 2018 (CCF) and for the period from January 1, 2018 through December 12, 2018 (CCFI) included in CCF’s Registration Statement on Form S-1 (File No. 333-231069), and (iii) its reviews of CCF’s interim financial information for the quarters ended March 31, June 30 and September 30, 2019 and March 31, 2020.

As noted above, RSM has not brought any other matters to the Company’s attention that would affect the Company’s financial statements or internal control over financial reporting.

Nevertheless, in light of the requirements of the federal securities laws and regulations and because the purpose of the auditor independence rules is to provide investors with confidence that audits and reviews of public company financial statements are carried out objectively and impartially by independent accountants, CCF will engage new independent accountants and will have them re-audit and re-review, as appropriate, the referenced financial statements. Following such re-audit and re-review, CCF expects, as necessary, to re-file the above referenced financial statements, which CCF expects will include its new independent accountant’s audit report as applicable, on such financial statements. CCF can give no assurance that the new independent accountant will reach the same conclusions as RSM regarding the application of accounting standards, management estimates or other factors affecting CCF’s financial statements in connection with such accountant’s audit and review process, and that material adjustments to or restatements of CCF’s financial statements for such periods will not be required as a result.

CCF’s audit committee as well as senior management discussed the matters described in this Item 4.02 with representatives of RSM.  CCF has also provided RSM with a copy of the disclosure set forth in this Item 4.02 of this Current Report on Form 8-K and requested that RSM furnish CCF with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, each as required by SEC rules. A copy of RSM’s letter, dated June 11, 2020, stating its agreement with the above statements is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

16.1	Letter from RSM US LLP, dated June 11, 2020, stating agreement with statements within this Form 8-K.
99.1	Resignation letter from RSM US LLP, dated June 8, 2020.
99.2	Resignation letter from RSM US LLP, dated June 10, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCF Holdings LLC

Dated: June 11, 2020	By:	/s/ Michael Durbin
Michael Durbin
Executive Vice President, Chief Financial Officer, Chief Administrative Officer, and Treasurer